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                                                                   Exhibit 10.13

                              AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                                SJA 1 & 2, LTD.,
                        A California Limited Partnership

      This Amended and Restated Agreement of Limited Partnership (the "Agreement"), dated as of October 31, 1993 is entered into by Ocean Air Charters, a California corporation ("Ocean Air") as the General Partner and those individuals and/or entities executing this Agreement on the signature page hereof as the Limited Partners to amend and restate the original Agreement of Limited Partnership of SJA 1&2, Ltd. ("Original Agreement").

                                    ARTICLE I
                                   DEFINITIONS

      For purposes of this Agreement, the following terms shall have the meanings set forth below:

      1.1 Adjusted Capital Contribution. "Adjusted Capital Contribution means the excess of (i) each Partner's contribution to the capital of the Partnership, over (ii) distributions to the Partner under Section 6.8(b) (valued in accordance with the principles of Section 1.2).

      1.2 Capital Account. The "Capital Account" of a Partner means the capital account of that Partner determined from the inception of the Partnership strictly in accordance with the rules set forth in Section 1.704-1(b)(2)(iv) of the Treasury Regulations.

            Subject to the previous paragraph, "Capital Account" means:

            (a) The amount of money contributed by the Partner to the Partnership, increased by

            (b) The fair market value of property contributed by the Partner to the Partnership (net of liabilities secured by the property or to which the property is subject), and

            (c) The amount of income allocated to the Partner, and decreased by

                  (v) The amount of money distributed to the Partner,


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                  (w) The fair market value of property distributed to the
Partner by the Partnership (net of liabilities secured by the property or to which the property is subject),

                  (x) The Partner's share of expenditures of the Partnership described in Section 705(a)(2)(B) of the Code (including, for this purpose, losses which are nondeductible under Section 267(a)(1) or Section 707(b) of the
Code),

                  (y) The Partner's share of amounts paid or incurred by the Partnership to organize the Partnership or to promote the sale of (or to sell) an interest in the Partnership (except to the extent properly amortizable for tax purposes), and

                  (z) The amount of loss allocated to the Partner,

            For this purpose, "income" refers to all items of income (including all items of gain and including income exempt from tax) as properly determined for "book" purposes, and "loss" refers to all items of loss (including deductions) as properly determined for "book" purposes. "Book" income and loss shall be determined based on the value of the Partnership's assets as set forth on the books of the Partnership in accordance with the principles of Section 1.704-1(b)(2)(iv)(g) of the Treasury Regulations. Otherwise, income and loss shall be determined strictly in accordance with federal income tax principles (including rules governing depreciation and amortization), applied hypothetically based on values of Partnership assets as set forth on the Partnership books.

            An assumption of a Partner's unsecured liability by the Partnership shall be treated as a distribution of money to the Partner. An assumption of the Partnership's unsecured liability by a Partner shall be treated as a cash contribution to the Partnership. For this purpose, the assumption of a secured liability in excess of the fair market value of the security shall be treated as the assumption of an unsecured liability to the extent of that excess.

            Capital Accounts shall be adjusted appropriately on account of investment tax credit and investment tax credit recapture in accordance with the principles of Section 48(q) of the Code.

            In the event that assets of the Partnership other than cash are distributed to a Partner in kind, Capital Accounts shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Partnership if the distributed assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss).

            In the event of the liquidation of a Partner's interest in the Partnership or


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of the Partnership, Capital Accounts shall be adjusted for the hypothetical
"book" gain or loss that would have been realized by the Partnership if all Partnership assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss).

            Capital Accounts also shall be adjusted upon the constructive termination of the Partnership as provided under Section 708 of the Code in accordance with the method set forth in the immediately preceding paragraph (as required by Section 1.704-1(b)(2)(iv)(1) of the Treasury Regulations).

            In the event that Partner shall be both a General Partner and a Limited Partner of the Partnership, a single Capital Account shall be maintained for that Partner.

      1.3 Capital Event. "Capital Event" means the sale or other disposition of the Partnership's assets of a capital type, the receipt of insurance and other proceeds derived from the involuntary conversion of the Partnership property, the borrowing or refinanced borrowing upon the security of Partnership property, or any similar event with respect to the property of the Partnership.

      1.4 Code. "Code" means the Internal Revenue Code of 1986, as amended, and any successor provision.

      1.5 Distributable Cash. "Distributable Cash" for any period means such portion of the cash in hand or in bank accounts of the Partnership as, in the reasonable discretion of the General Partner, is available for distribution to the Partners after reasonable provision has been made for the current liabilities of the Partnership and a reasonable reserve has been allowed for Partnership operating expenses.

      1.6 General Partner. "General Partner" means Ocean Air Charters, a California corporation.

      1.7 Limited Partner. "Limited Partner" means those individuals and/or entities whose signatures appear on the signature page hereof, individually and collectively.

      1.8 Minimum Gain. "Minimum Gain" with respect to any taxable year of the Partnership means the minimum gain of the Partnership computed strictly in accordance


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with the principles of Section 1.704-1(b)(4)(iv)(c) of the Treasury Regulations.

            Subject to the previous sentence, "Minimum Gain" means the sum for all Partnership assets of the amounts of taxable income or gain that would be recognized if the asset were disposed of for the amount of Nonrecourse Liabilities secured by the asset. For this purpose, where the asset is subject to multiple secured liabilities of unequal priority, the adjusted basis of the asset shall be allocated among the liabilities in order of priority from most senior first to senior last. Where two or more secured liabilities are of equal priority, basis shall be allocated among the liabilities pro-rata in accordance with the amounts of the liabilities. For purposes of computing Minimum Gain, the "book" value of an asset shall be substituted for its adjusted tax basis if the two differ, but otherwise Minimum Gain shall be determined in accordance with federal income tax principles.

      1.9 Net Profits and Net Losses. The "Net Profits" and "Net Losses" of the Partnership mean the net income and net losses, respectively, of the Partnership; however, the following items shall be excluded from the computation of Net Profits and Net Losses:

            (a) Any gain or income specially allocated under Section 6.1 or
Section 6.2.

            (b) Any net gain or loss from Capital Events specially allocated under Section 6.5 or Section 6.6.

            (c) Any Nonrecourse Deductions.

            (d) Any Pseudo-Nonrecourse Deductions.

            For purposes of computing Net Profits and Net Losses, the "book" value of an asset shall be substituted for its adjusted tax basis if the two differ, but otherwise Net Profits and Net Losses shall be determined in accordance with federal income tax principles.

      1.10 Nonrecourse Deductions. "Nonrecourse Deductions" in any fiscal year means an amount of Partnership deductions that are characterized as "nonrecourse deductions" under Section 1.704-1(b)(4)(iv)(b) of the Treasury Regulations.

            Subject to the previous sentence, "Nonrecourse Deductions" means an amount of Partnership deductions, losses and Section 705(a)(2)(B) expenditures, as the case may be (all as computed for "book" purposes), equal to the increase in the Partnership's Minimum Gain for the taxable year. If the net increase in Minimum Gain


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during the Partnership taxable year exceeds the total amount of items of
Partnership loss, deduction and Section 705(a)(2)(B) expenditure for the year, then the excess shall carry over and be treated as Minimum Gain of the immediately subsequent year and all following years until cumulative Nonrecourse Deductions shall equal the sum of the increases in Minimum Gain for all Partnership years ending on or after the date of this Agreement.

            This amount shall be comprised of Partnership items as provided in
Section 1.704-1(b)(4)(iv)(b) of the Treasury Regulations:

            (a) First, depreciation or cost recovery deductions (as determined for "book" purposes) with respect to items of Partnership property subject to one or more Nonrecourse Liabilities to the extent of the increase in Minimum Gain attributable to the Nonrecourse Liabilities to which each item is subject.

            (b) Thereafter, a pro-rata portion of the Partnership's other items determined for "book" purposes) of deduction, loss and Section 705(a)(2)(B) expenditure for the year.

      1.11 Nonrecourse Liabilities. "Nonrecourse Liabilities" means liabilities of the Partnership treated as "nonrecourse liabilities" under Section 2.704-1(b)(4)(iv) of the Treasury Regulations.

            Subject to the foregoing sentence, "Nonrecourse Liabilities" means liabilities of the Partnership (or a portion thereof) with respect to which none of the Partners has any risk of loss (other than through the Partner's indirect interest as a Partner in the Partnership assets subject to the liability). Any liability of the Partnership to a Partner any liability guaranteed by a Partner or with respect to which a Partner has pledged personal assets (to the extent the Partner may bear the burden of an economic loss attributable to the liability) shall not be classified as a Nonrecourse Liability.

      1.12 Partners. "Partners" means the General Partner and the Limited Partner, collectively. Reference to a "Partner" means any one of the Partners.

      1.13 Partnership. "Partnership" means the limited partnership created the Original Agreement as amended and restated by this Agreement.

      1.14 Percentage Interest. "Percentage Interest" of any Partner means the percentage interest of each partner as set forth on the signature page hereof.


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      1.15 Pseudo-Nonrecourse Deductions. "Pseudo-Nonrecourse Deductions" means the Partnership deductions, losses and Section 705(a)(2)(B) expenditures, as the case may be (as computed for "book" purposes), that are treated as deductions, losses and expenditures attributable to Pseudo-Nonrecourse Liabilities under
Section 1.704-1(b)(4)(iv)(g) of the Treasury Regulations.

      1.16 Pseudo-Nonrecourse Liabilities. "Pseudo-Nonrecourse Liabilities" means liabilities of the Partnership, if any, that are treated as nonrecourse liabilities for purposes of Section 1001 of the Code by that are not treated as nonrecourse liabilities under Section 1.704-1(b)(4)(iv) of the Treasury Regulations.

      1.17 Treasury Regulations. Treasury Regulations means the regulations of the United States Treasury Department pertaining to the income tax, as amended, and any successor provision.

                                    ARTICLE 2
                                  ORGANIZATION

      2.1 Formation. The Partnership was formed under the Original Agreement pursuant to the California Revised Limited Partnership Act. The Partnership commenced on August 9, 1988, the date of the recordation of a Certificate of Limited Partnership with the Secretary of State of the State of California.

      2.2 Name. The name of the Partnership is SJA 1 & 2, Ltd., a California Limited Partnership.

                                    ARTICLE 3
                           PRINCIPAL PLACE OF BUSINESS

      The principal place of business of the Partnership is located at 17422 Derian Avenue, Irvine, California.


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                                    ARTICLE 4
                                    BUSINESS

      The business of the Partnership is to own, operate, lease, charter and maintain aircraft.

                                    ARTICLE 5
                        CAPITAL CONTRIBUTIONS AND STATUS

      5.1 Capital Contribution of the General Partner. The General Partner has contributed cash in the amount set forth on the signature page hereof and the General Partner shall be credited for such amount as its initial capital contribution.

      5.2 Capital Contributions of the Limited Partner. Upon the formation of the Partnership, each Limited Partner contributed the amount set forth opposite such Limited Partner's name on the signature page hereof and the Limited Partners' shall be credited for such amount as their respective initial capital contribution.

      5.3 Additional Contributions of the Partners. To the extent the Partners contribute additional capital to the Partnership, the Percentage Interests and the amount of the capital contributions of the Partners reflected on the signature page shall be adjusted to reflect such additional contributions as of the date of such contributions so that the Percentage Interests of each Partner reflect their respective prorata contribution to the capital of the Partnership.

                                    ARTICLE 6
             ALLOCATION OF NET PROFITS AND NET LOSSES; DISTRIBUTIONS

      6.1 Minimum Gain Chargeback. In the event that there is a net decrease in the Minimum Gain of the Partnership during a Partnership taxable year, all Partners with deficit Capital Account balances at the end of the year shall be allocated "book" income and gain for that taxable year (and, if necessary, subsequent years) in the amount an in the proportion necessary to eliminate these deficits as quickly as possible. The allocation required by this Section
6.1 shall be made prior to any other allocation for the year.

            In the event that there should be an allocation to more than one Partner


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under this provision, that allocation shall be made in accordance with the ratio of the deficit balances in the Partners' Capital Accounts.

            Allocations of income and gain shall be made as required by Section 1.704-1(b)(4)(iv)(e) of the Treasury Regulations:

            (a) First, from gains recognized from the disposition of Partnership property subject to Nonrecourse Liabilities, to the extent of the Minimum Gain attributable to these items of Partnership property.

            (b) Thereafter, from a pro-rata portion of the Partnership's other items of income and gain for the year.

            "Book" income and gain shall be determined by reference to values set forth on the books of the Partnership in accordance with the principles of
Section 1.2.

            For purposes of this Section 6.1, Capital Accounts shall be adjusted hypothetically as provided for in Section 1.704-1(b)(4)(iv)(e) of the Treasury Regulations. These adjustments shall include the following:

                  (i) Each Partner's Capital Account shall be decreased by the adjustments required by paragraphs (4), (5) and (6) of Section
1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

                  (ii) Each Partner's Capital Account shall be increased by that Partner's share of Minimum Gain, which shall be determined after the decrease in Minimum Gain for the taxable year of the Partnership. Each Partner's share of the Minimum Gain shall be determined under Section 1.704-1(b)(4)(iv)(f) of the Treasury Regulations.

                  (iii) Each Partner's Capital Account shall be increased on account of any amount that the Partner is obligated to restore on account of deficit Capital Account under Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations.

            The Partners intend that the provisions set forth in this
Section 6.1 will constitute a "minimum gain chargeback" as described in Section 1.704-1(b)(4)(iv)(e) of the Treasury Regulations. The regulations shall control in the case of any conflict between those regulations and this Section 6.1.

      6.2 Qualified Income Offset. Any Partner who unexpectedly receives an adjustment, allocation or distribution described in subparagraphs (4), (5) or
(6) of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, which adjustment, allocation or distribution creates or increases a deficit balance in that Partner's Capital Account, shall be allocated items of "book" income and gain in an amount and manner sufficient to


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eliminate the deficit balance in that Partner's Capital Account so created or increased as quickly as possible.

            Allocations under this Section 6.2 shall be comprised of a pro-rata portion of each item of Partnership income (including gross income) and gain for the year; however, items of income and gain allocated under Section 6.1 shall be excluded from the operation of this Section 6.2.

            "Book" income and gain shall be determined by reference to values set forth on the books of the Partnership in accordance with the principles of
Section 1.2.

            For purposes of this Section 6.2, Capital Accounts shall be adjusted hypothetically as provided for in Sections 1.704-1(b)(2)(ii)(d) and 1.704-1(b)(4)(iv)(f) of the Treasury Regulations. These adjustments shall include the adjustments set forth in Section 6.1 of this Agreement.

            The Partners intend that the provision set forth in this Section 6.2 will constitute a "qualified income offset" as described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations. The regulations shall control in the case of any conflict between those regulations and this Section 6.2.

      6.3 Allocation of Net Profits. The Net Profits of the Partnership shall be allocated to the Partners in accordance with their Percentage Interests.

      6.4 Allocation of Net Losses. The Net Losses of the Partnership shall be allocated to the Partners in accordance with their Percentage Interests.

      6.5 Allocation of Net Gain From Capital Events. Net "book" gain and income (in excess of deductions and loss) of the Partnership resulting from a Capital Event, shall be allocated to the Partners in accordance with the following order of priority:

            (a) First, to those Partners with negative Capital Accounts, between them in proportion to the ratio of their negative Capital Account balances, until no Partner has a negative Capital Account.

            (b) Second, to those Partners whose Adjusted Capital Contributions are in excess of their Capital Accounts, between them in accordance with the ratio of these excesses, until all of these excesses have been eliminated.

            (c) Finally, to the Partners in accordance with their Percentage Interests.

            In computing net "book" gain and income of the Partnership resulting from a Capital Event, the following items are excluded:


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                  (i) Any losses that are characterized as Pseudo-Nonrecourse
Deductions or Nonrecourse Deductions.

                  (ii) Any income or gain of the Partnership that is specially allocated under Section 6.1 or Section 6.2.

            "Book" income and gain shall be determined by reference to values set forth on the books of the Partnership in accordance with the principles of
Section 1.2.

      6.6 Allocation of Net Loss from Capital Events. Net "book" loss and deductions (in excess of income and gain) of the Partnership resulting from a Capital Event, shall be allocated to the Partners in accordance with the following order of priority:

            (a) First, to the Partners with positive Capital Accounts, in accordance with the ratio of their positive Capital Account balances, until no Partner has a positive Capital Account.

            (b) Thereafter, one hundred percent (100%) to the General Partner.

            "Book" loss and deductions shall be determined by reference to values set forth on the books of the Partnership in accordance with the principles of Section 1.2.

            In computing net "book" losses and deductions of the Partnership resulting from a Capital Event, the following items are excluded:

                  (i) Any losses that are characterized as Pseudo-Nonrecourse Deductions or Nonrecourse Deductions.

                  (ii) Any income or gain of the Partnership that is specially allocated under Section 6.1 and Section 6.2.

            For purposes of this Section 6.6, Capital Accounts shall be adjusted hypothetically as provided for in Sections 1.704-1(b)(2)(ii)(d) and 1.704-1(b)(4)(iv)(f) of the Treasury Regulations. These adjustments shall include the adjustments set forth in Section 6.1 of this Agreement.

      6.7 Distributions of Cash from Operations. Subject to Section 7.2 (that is, other than Distributable Cash being distributed upon the dissolution of the Partnership), Distributable Cash resulting from the normal business operations of the Partnership (as distinguished from a Capital Event) shall be distributed between the Partners in accordance with their Percentage Interests.

      6.8 Distributions of Cash from Capital Events. Subject to Section 7.2 (that is,


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other than Distributable Cash being distributed upon the dissolution of the
Partnership), Distributable Cash resulting from a Capital Event (as distinguished from the normal business operations of the Partnership) shall be distributed between the Partners in accordance with the following order of priority:

            (a) First, to those Partners with positive Adjusted Capital Contributions, in accordance with the ratio of their Adjusted Capital Contribution.

            (c) Finally, between the Partners in accordance with their Percentage Interests.

      6.9 Tax Allocations.

            (a) To the extent permitted by Section 1.704-1(b)(4)(i) of the Treasury Regulations, all items of income, gain, loss and deduction for federal and state income tax purposes shall be allocated with the corresponding "book" items; however, all items of income, gain, loss and deduction with respect to property with respect to which there is a difference between "book" value and adjusted tax basis shall be allocated in accordance with the principles of
Section 704(c) of the Code and Section 1.704-1(b)(4)(i) of the Treasury Regulations.

            (b) In the event that the Partnership has taxable income that is characterized as ordinary income under the recapture provisions of the Code, each Partner's distributive share of taxable gain or loss from the sale of Partnership assets (to the extent possible) shall include a proportionate share of this recapture income equal to that Partner's share of prior cumulative depreciation deductions with respect to the assets that gave rise to the recapture income.

      6.10 Order of Application. The listed provisions shall be applied in the order in which they are listed (from first to last):

            (a)   Section 6.7.
            (b)   Section 6.8.
            (c)   Section 6.1.
            (d)   Section 6.2.
            (e)   Section 6.3.
            (f)   Section 6.4.
            (g)   Section 6.6.
            (h)   Section 6.5.
            (i)   Section 7.2.


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            These provisions shall be applied as if all distributions and allocations were made at the end of the Partnership's taxable year. Where any provision depends on the Capital Account of any Partner, that Capital Account shall be determined after the operation of all preceding provisions for the year.

                                    ARTICLE 7
                  DISSOLUTION AND WINDING UP OF THE PARTNERSHIP

      7.1 Dissolution of Partnership. The Partnership shall be dissolved upon the occurrence of any of the following events:

            (a) The 25th anniversary of the formation of the Partnership.

            (b) As otherwise provided by law.

      7.2 Winding Up of the Partnership. Upon the dissolution of the Partnership, the proceeds from the liquidation of the assets of the Partnership and collection of the receivables of the Partnership together with assets distributed in kind, to the extent sufficient, shall be applied and distributed in the following order of priority:

            (a) To the payment and discharge of all of the Partnership's debts and liabilities and the expenses of liquidation;

            (b) To the creation of any reserves that the General Partner deems necessary for any contingent or unforeseen liabilities or obligations of the Partnership;

            (c) To the payment and discharge of all of the Partnership's debts and liabilities owing to the Partners, but if the amount available for payment is insufficient, then pro-rata in accordance with the amounts of these debts and liabilities; and

            (d) To the Partners with positive Capital Accounts in accordance with the ratio of their Capital Accounts.

      7.3 Deficit Capital Account. The Limited Partner shall have no liability to the Partnership, to the other Partner or to the creditors of the Partnership on account of any deficit balance in the Limited Partner's Capital Account.

            If the General Partner has a deficit balance in its Capital Account at the time of the liquidation of the Partnership or the liquidation of its interest in the Partnership (after crediting allocations of income and debiting allocations of loss to Capital Account), the General Partner must pay to the Partnership the amount of the deficit balance. This amount, upon the liquidation of the Partnership, shall be paid to the creditors of the


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Partnership or distributed to the other Partner in accordance with its positive
Capital Account balance in accordance with Section 1.704-1(b)(2)(ii)(b)(3) of the Treasury Regulations.

            This payment must be made in immediately available funds. This payment must be made no later than the end of the taxable year of the liquidation of its interest in the Partnership (or, if later, within ninety (90) days after the date of the liquidation).

            For purposes of this Section 7.3:

            (a) The term "liquidation" is used in the sense of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations.

            (b) The liquidated Partner's Capital Account shall be determined after taking into account all Capital Account adjustments for the Partnership's taxable year during which the liquidation occurs.

            The Partners intend that the provision set forth in the second paragraph this Section 7.3, will constitute an unconditional obligation to restore deficit capital account as described in Section 1.704-1(b)(2)(ii)(b)(3) of the Treasury Regulations. The regulations shall control in the case of any conflict between those regulations and this Section 7.3.

                                    ARTICLE 8
                             RIGHT OF FIRST REFUSAL

      8.1 Offer. If any Partner wants to make an offer (Proposal) to assign, transfer, sell, pledge or hypothecate its Partnership interest, that Partner (Selling Partner) shall first give notice to the other Partners (the Offeree Partners), so that the Offeree Partners may first purchase the interest. The notice shall contain a full and complete copy of the Proposal.

      8.2 Concurrence or Acceptance. The Offeree Partners, within thirty (30) days of receipt of the notice described in Section 8.1 (Offer Period), shall, in writing, either accept the offer to purchase the Selling Partner's interest for the same price and on the same terms as in the Proposal, or reject the offer. If more than one of the Offeree Partners elects to purchase, those electing to purchase shall purchase the Selling Partner's interest pro rata according to their Percentage Interest. If the Offeree Partners do not respond within the Offer Period, the Selling Partner may sell its interest for the same price and on the same terms as in the Proposal for a period of 90 days after the end of


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the Offer Period. If the Selling Partner does not complete the sale of its interest within that 90 day period, the provisions of Article 8 shall apply to any sale or offer later proposed.

            8.3 Rights of Buyer. A purchaser of the Selling Partner's interest, if not already a Partner, shall be an assignee.

                                    ARTICLE 9
                  DEATH, DISSOLUTION OR INCAPACITY OF A PARTNER

            9.1 Limited Partners.

                  a. Death or Dissolution of a Limited Partner. When a Limited Partner dies or dissolves, the Partnership shall not dissolve. The estate of the deceased Limited Partner and the person or persons entitled to succeed to the Partnership interest of a deceased or dissolved Limited Partner by law, under the decedent's will or the laws of intestate succession shall be referred to as the Successor. On the death or dissolution of a Limited Partner, its Successor shall be deemed to be an assignee.

                  b. Incapacity of a Limited Partner. A Limited Partner shall be deemed incapacitated if it becomes Bankrupt, is judicially declared incompetent or insane, or has appointed a legal guardian or conservator ("Incapacity"). The trustee in Bankruptcy, legal guardian or conservator shall be referred to as the Successor. On the Incapacity of a Limited Partner, its Successor shall be deemed to be an "Assignee".

            9.2 General Partner. In the event of the death, dissolution, removal or Incapacity of a General Partner the Partnership shall not dissolve but the business of the Partnership shall be continued by a successor General Partner elected by a Majority within ninety (90) days of such death, dissolution or Incapacity. The compensation of any successor General Partner shall be an expense of the Partnership. The Successor of a General Partner on death, dissolution or Incapacity shall be deemed to be an Assignee.

      9.3 Assignees. An Assignee of the Partnership interest of a Limited Partner who does not become a substituted Limited Partner and the Assignee of any General Partner shall have no right to require any information or account of the Partnership's transactions, to inspect the Partnership's books or to vote on any of the matters as to


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which a Partner would be entitled to vote under this Agreement. Such Assignee shall only be entitled to receive the share of the profits or other compensation by way of income, or the return of its contributions, to which its assignor would otherwise be entitled.

                                   SECTION 10
                                   MANAGEMENT

      10.1 General Powers of the General Partner. In addition to the specific rights and powers herein granted, the General Partner shall possess, enjoy and may exercise all of the rights and powers of a general partner as more particularly provided by the California Revised Limited Partnership Act. The General Partner alone shall have the full and complete charge of all affairs of the Partnership, and the management and control of the Partnership business shall rest exclusively with the General Partner subject to the terms and conditions of this Agreement. All conveyances of title to Partnership property or interest therein; all loan documents, deeds of trust, agreements, contracts and any and all other matters and documents affecting or relating to the business of the Partnership may be executed on the Partnership's behalf by the General Partner alone and without execution by the Limited Partners. The General Partner shall use its best efforts to carry out the business of the Partnership and shall devote such time to the Partnership as is necessary, in its reasonable discretion, for the efficient operation of the Partnership business. Nothing contained herein shall prevent the General Partner from devoting time to other businesses, whether or not similar in nature to the business of the Partnership. Without limiting the generality of the foregoing, the General Partner shall have the responsibility for the following:

            a. The employment, supervision and coordination on behalf of the Partnership of pilots, mechanics and contractors for the operation and maintenance of Partnership Property;

            b. Acting in the capacity of charter manager for the use and scheduling of Partnership Property;

            c. Applying for any and all licenses, including without limitation, business licenses as may be required in connection with the use and operation of the Partnership Property;

            d. Obtaining insurance for the protection of the Partners, the Partnership and the Property;


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            e. To pay all organization expenses incurred in the creation of the
Partnership, and all operation expenses incurred in the operation of this Partnership; and

            f. Performing all other functions of a general and administrative nature required under the provisions of this Partnership Agreement.

      10.2 Limitation on General Partner's Authority. The General Partner shall not have authority to:

            a. Perform any act in contravention of this Agreement;

            b. Perform any act that would make it impossible to carry on the ordinary business of the Partnership;

            c. Admit a Person as a General Partner without the approval of all Partners;

            d. Amend this Agreement without the approval of all Partners; and

            e. Employ any agents on behalf of the Partnership at a rate in excess of the going rate for similar services in the Orange County area.

      10.3 Indemnification of General Partner. The Partnership, its receiver or its trustee, shall indemnify, hold harmless, and pay all judgments and claims against the General Partner, its employees, agents and assigns arising from any liability, loss or damage incurred by them by reason of any act performed or omitted to be performed by them in connection with the Partnership business, including costs and attorneys' fees and any amounts expended in the settlements of any claims of liability, loss or damage unless the loss, liability or damage was caused by the gross negligence, fraud or criminal act of the indemnified person.

                                   SECTION 11
                                  MISCELLANEOUS

      11.1 Headings. The titles and headings of the various sections of this Agreement are intended solely for convenience of reference and are not intended to explain, modify or place any construction on any of the provisions of this Agreement.

      11.2 Time of Essence. All times and dates in this Agreement are of the essence.

      11.3 Entire Agreement. This Agreement, which includes the Exhibits, contains all representations and the entire understanding and agreement between the parties. Correspondence, memoranda or agreements, whether written or oral, originating before the date of this Agreement, with respect to the Partnership, are replaced in total by this Agreement unless otherwise expressly stated in this Agreement.

      11.4 Amendments. This Agreement may not be altered or modified except by a writing signed by the General Partner and a Majority, provided that a Partner's share of allocation or Distributions may not be reduced by an amendment unless that Partner approves in writing.

      11.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California that would apply if all Partners were residents of California and the Agreement was made and performed in California.

      11.6 Attorneys' Fees. In any dispute between the Partners, whether or not resulting in litigation, the prevailing party shall be entitled to recover from the other party all reasonable costs, including, without limitation, reasonable attorneys' fees.

      11.7 Severability. If any part of this Agreement is determined to be illegal or unenforceable, all other parts shall remain in effect.

      11.8 Notices. Unless otherwise expressly stated in this Agreement, any notices given under this Agreement shall be in writing and shall be served either personally or delivered by U.S. mail, postage prepaid first class registered or certified, return receipt requested. Notices shall be deemed received at the earlier of actual receipt or five (5) days following deposit in U.S. mail, postage prepaid. Notices shall be directed to the addresses shown on the Certificate of Limited Partnership. Any Partner may change its address for notice purposes by giving notice to all other Partners in accordance with
Section 11.8, provided that the address change shall not be effective until five
(5) days after notice of the change.

      11.9 Gender and Number. As used in this Agreement, the masculine, feminine, or neuter gender, and the singular or plural number, shall include the others whenever the context so indicates.

      11.10 Counterpart Copies. This Agreement may be signed in counterpart or duplicate copies, and any signed counterpart or duplicate copy shall be equivalent to a signed original for all purposes.

      11.11 Cross-References. All cross-references in this Agreement, unless specifically directed to another agreement or document, refer to provisions within this Agreement, and shall not be deemed to be references to the overall transaction or to any other agreements or documents.

      11.12 Covenant to Sign Documents. Each Partner shall execute, with acknowledgment or affidavit, if required, all documents and writings reasonably necessary or expedient in the creation of this Partnership and the achievement of its purpose.

      11.14 Exhibits. The following Exhibits and any others referred to in this Agreement as attached are incorporated in this Agreement in their entirety by reference:

                        Exhibit "A" Aircraft Description

                                   ARTICLE 12
                            SPECIAL POWER OF ATTORNEY

      12.1 Grant of Power. Each Limited Partner grants the General Partner a special power of attorney irrevocably appointing the General Partner as the attorney-in-fact for the Limited Partners, with the power to act in their name and on their behalf to execute, acknowledge, swear to and file documents, including without limitation the following:

            (a) Certificates of limited partnership, and any amendments to the certificates, which the General Partner elects to file or are required to be filed or recorded under the laws of the State of California or the laws of any other state;

            (b) Any documents the Partnership is required to file under the laws of any state or by any governmental agency;

            (c) Any documents that may be required to continue the Partnership, admit additional or substitute Limited Partners, dissolve and terminate the Partnership, or reflect changes in the amounts of the Partners' Invested Capital and Capital Accounts, provided that these documents are in accord with this Agreement; and

            (d) Any other documents the General Partner elects to file on behalf of the Partnership or the Limited Partners.

      12.2 Power Coupled With An Interest. This special power of attorney: (i) is coupled with an interest, (ii) is irrevocable, (iii) shall survive the death, dissolution or incapacity of the granting Limited Partner, and (iv) is limited to the matters set forth in this Article 12. The General Partner may exercise the special power of attorney on behalf of each Limited Partner by a facsimile signature of the General Partner acting as an attorney-in-fact for all of the Limited Partners.

      IN WITNESS WHEREOF, the undersigned Partners have executed this Amended and Restated Agreement as of October 31, 1993.


GENERAL PARTNER:                     Cash              Percentage
                                     Contributed       Interest
                                     -----------       --------

Ocean Air Charters                   $1,250,000        65.45%

By: /s/ Robert E. Gray
    ---------------------------
    Robert E. Gray,
    President


LIMITED PARTNERS:

St. John Knits, Inc.                 $  689,581        35.55%

By: /s/ Robert C. Davis
    ---------------------------
    Robert C. Davis,
    President


                                   EXHIBIT "A"

                              AIRCRAFT DESCRIPTION

1 Rockwell International Sabreliner Model No. NA-265-65 Aircraft, Serial No. 465-026, FAA Registration No. N65D

                      AMENDMENT TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                SJA 1 & 2, LTD., A CALIFORNIA LIMITED PARTNERSHIP

      The Amended and Restated Agreement of Limited Partnership dated as of October 31, 1993 by and between OCEAN AIR CHARTERS, a California corporation, as the General Partner and ST. JOHN KNITS, INC. as the Limited Partner, is hereby amended to reflect the capital contributions of the partners and their percentage interests as of December 31, 1993. Accordingly the cash contributed and percentage interests are amended to read as follows:


General Partner:             Cash Contributed:              Percentage Interest:
---------------              ----------------               -------------------

Ocean Air Charters            $ 1,250,000.00                       63.45%

Limited Partner:
---------------

St. John Knits, Inc.          $   720,083.00                       36.55%


      Except as set forth above, the Amended and Restated Agreement of Limited Partnership of SJA 1 & 2, Ltd., a California limited partnership shall remain in full force and effect.

General Partner:

OCEAN AIR CHARTERS

By: /s/ Robert E. Gray
    --------------------------
    Robert E. Gray, President


Limited Partner:

ST. JOHN KNITS, INC.

By: /s/ Robert C. Davis
    --------------------------
    Robert C. Davis, President

                      AMENDMENT TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                SJA 1 & 2, LTD., A CALIFORNIA LIMITED PARTNERSHIP

      The Amended and Restated Agreement of Limited Partnership dated as of October 31, 1993 by and between OCEAN AIR CHARTERS, a California corporation, as the General Partner and ST. JOHN KNITS, INC. as the Limited Partner, is hereby amended to reflect the capital contributions of the partners and their percentage interests as of March 1, 1994. Accordingly the cash contributed and percentage interests are amended to read as follows:


General Partner:             Cash Contribution:             Percentage Interest:
---------------              -----------------              -------------------

Ocean Air Charters            $ 1,250,000.00                       58.14%

Limited Partner:
---------------

St. John Knits, Inc.          $   900,000.00                       41.86%


      Except as set forth above, the Amended and Restated Agreement of Limited Partnership of SJA 1 & 2, Ltd., a California limited partnership shall remain in full force and effect.

General Partner:

OCEAN AIR CHARTERS

By: /s/ Robert E. Gray
    --------------------------
    Robert E. Gray, President


Limited Partner:

ST. JOHN KNITS, INC.

By: /s/ Robert C. Davis
    --------------------------
    Robert C. Davis, President

                      AMENDMENT TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                SJA 1 & 2, LTD., A CALIFORNIA LIMITED PARTNERSHIP

      The Amended and Restated Agreement of Limited Partnership dated as of October 31, 1993 by and between OCEAN AIR CHARTERS, a California corporation, as the General Partner and ST. JOHN KNITS, INC. as the Limited Partner, is hereby amended to reflect the capital contributions of the partners and their percentage interests as of October 31, 1994. Accordingly the cash contributed and percentage interests are amended to read as follows:


General Partner:             Cash Contribution:             Percentage Interest:
---------------              -----------------              -------------------

Ocean Air Charters            $ 1,250,000.00                          50%

Limited Partner:
---------------

St. John Knits, Inc.          $ 1,250,000.00                          50%


      Except as set forth above, the Amended and Restated Agreement of Limited Partnership of SJA 1 & 2, Ltd., a California limited partnership shall remain in full force and effect.

General Partner:

OCEAN AIR CHARTERS

By: /s/ Robert E. Gray
    --------------------------
    Robert E. Gray, President


Limited Partner:

ST. JOHN KNITS, INC.

By: /s/ Robert C. Davis
    --------------------------
    Robert C. Davis, President